Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	General Electric Capital Services, Inc.

Address of Joint Filer:	3135 Easton Turnpike

Fairfield, Connecticut 06828

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

GENERAL ELECTRIC CAPITAL SERVICES, INC.

By:	/s/ Barbara A. Lane
	Name:	Barbara A. Lane
	Title:	Attorney-in-Fact

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. General Electric Capital Services, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Capital Services, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

Joint Filer Information

Name of Joint Filer:	General Electric Company

Address of Joint Filer:	3135 Easton Turnpike

Fairfield, Connecticut 06828

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

GENERAL ELECTRIC COMPANY

By:	/s/ Barbara A. Lane
	Name:	Barbara A. Lane
	Title:	Attorney-in-Fact

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. General Electric Company disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Company is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.

Joint Filer Information

Name of Joint Filer:	GE Capital Equity Investments, Inc.

Address of Joint Filer:	201 Merritt 7

Norwalk, Connecticut 06851

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

By:	/s/ Michael S. Fisher
	Name:	Michael S. Fisher
	Title:	Sr. Managing Director

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. GE Capital Equity Investments, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

Joint Filer Information

Name of Joint Filer:	GE Capital CFE, Inc.

Address of Joint Filer:	201 Merritt 7

Norwalk, Connecticut 06851

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

GE CAPITAL CFE, INC.

By:	/s/ Michael S. Fisher
	Name:	Michael S. Fisher
	Title:	Senior Vice President

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. GE Capital CFE, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

Joint Filer Information

Name of Joint Filer:	GPSF Securities, Inc.

Address of Joint Filer:	201 Merritt 7

Norwalk, Connecticut 06851

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

GPSF SECURITIES, INC.

By:	/s/ Michael S. Fisher
	Name:	Michael S. Fisher
	Title:	Vice President

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. GPSF Securities, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

Joint Filer Information

Name of Joint Filer:	Heller Financial Leasing, Inc.

Address of Joint Filer:	201 Merritt 7

Norwalk, Connecticut 06851

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	A123 Systems, Inc. (AONE)

Date of Event Requiring Statement

(Month/Day/Year):	9/23/2009

Designated Filer:	General Electric Capital Corporation

Signature:

HELLER FINANCIAL LEASING, INC.

By:	/s/ Michael S. Fisher
	Name:	Michael S. Fisher
	Title:	Authorized Signatory

September 23, 2009
Date

(1) Each of GE Capital Equity Investments, Inc., GE Capital CFE, Inc., GPSF Securities, Inc., and Heller Financial Leasing, Inc. is a direct or indirect subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. Heller Financial Leasing disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.

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